                       OPPENHEIMER HIGH YIELD FUND
                Supplement dated November 9, 2002 to the
       Statement of Additional Information dated October 23, 2002

The Statement of Additional Information is changed as follows:

1.    The section captioned "Additional Information About the Fund - The Custodian" on page
79 is revised by replacing the first sentence of the paragraph with the following: "JP
Morgan Chase Bank is the custodian of the Furn's assets.

2.    The Custodian Bank name and address on the back cover of the SAI is replaced with the following:

      Custodian Bank
         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, NY 11245

November 9, 2002                                                    PX0280.010